UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026 (January 5, 2026)

Tectonic Financial, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38910	82-0764846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Dallas Parkway, Suite 190

Dallas, Texas 75248

(Address of principal executive offices) (Zip Code)

(972) 720-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series B preferred stock, par value $0.01 per share	TECTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Tectonic Financial, Inc. (the “Company”) on January 5, 2026, reporting under Item 2.01 the completion of the separation and distribution transactions in accordance with the Separation Agreement and Plan of Distribution (the “Separation Agreement”), dated as of December 19, 2025, by and among the Company, Tectonic Advisors, LLC, a Texas limited liability company (“Spinco”), and certain equity owners (the “TA Continuing Shareholders”) of Cain Watters & Associates, LLC (“Cain Watters”), pursuant to which Spinco was separated from the Company and distributed to the TA Continuing Shareholders (collectively, the “Transaction”). Under Item 9.01 of the Original 8-K, the Company stated that the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K was expected to be filed by amendment to the Original 8-K within the period permitted by applicable SEC rules. Accordingly, this Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note and the filing of the pro forma financial information required by Item 9.01, there are no changes to the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma condensed consolidated financial statements required by Item 9.01(b) of this Form 8-K attempt to give effect to the Company’s consummation of the Transaction. The unaudited pro forma balance sheet as of September 30, 2025 assumes the Transaction occurred on that date. The unaudited pro forma statements of operations for the year ended December 31, 2024 and the interim period ended September 30, 2025 assume the Transaction occurred on the first day of the fiscal year presented. The unaudited pro forma financial statements are not necessarily indicative of the results that would have actually been attained had the Transaction taken place as of the periods presented and is presented for illustrative purposes only and does not attempt to predict or suggest future results.

(d) Exhibits:

99.1	Unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2025 and unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 2024 and the interim period ended September 30, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2026	TECTONIC FINANCIAL, INC.

	By:	/s/ A. Haag Sherman
	Name:	A. Haag Sherman
	Title:	Chief Executive Officer

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